11 INVESTOR PRESENTA T IO N MARCH 2022

FORWARD LOOKING STATEMENTS Certain statements made during this presentation are forward- looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, national and local economic and business conditions, including the impact of COVID-19 on occupancy rates at the Company’s hotels and the demand for hotel products and services, and those risks and uncertainties discussed in the most recent Annual Report on Form 10-K, which DiamondRock Hospitality Company (the “Company”) has filed with the Securities and Exchange Commission, and which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to the Company. Actual results could differ materially from the forward-looking statements made in this presentation. The forward-looking statements made in this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third- party service providers and believed to be reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. 2

KEY TAKEAWAYS AND RECENT EVENTS

DiamondRock Hospitality

KEY TAKEAWAYS

1. Strong Q4 2021 Operating Results, Stronger Q1 2022 Operating Trends
2. 2021 ROI Projects Outperforming Underwriting Planning for 2022+ Projects Underway
3. Transformative Capital Recycling Pipeline of On-Strategy Transactions in 2022
4. ESG Leader – Corporate Responsibility Report



The Lodge at Sonoma

RECENT TRANSACTIONS

HENDERSON BEACH RESORT

- Acquired the 170-room Henderson Beach Resort in Destin, Florida, adjacent to Henderson Park Inn
  - 8.0%+ estimated stabilized Hotel NOI yield

TRANQUILITY BAY BEACHFRONT RESORT

- Acquired commercial interest in the 103-unit Tranquility Bay Beachfront Resort in Marathon, Florida
  - 11.6% capitalization rate on 2021 Hotel NOI

CREDIT FACILITY AMENDMENT

- $550 million of acquisition capacity
- Extended covenant waivers through Q1 2022
- Relaxed financial covenants through Q2 2023

3

OPERATING UPDATE (1) The comparable operating information includes operating results for our 33-hotel portfolio owned as of February 28, 2022. (2) Preliminary results 2021-22 MONTHLY COMPARABLE OPERATING RESULTS(1) Occ ADR RevPAR RevPAR B/(W) 2019 Revenue Revenue B/(W) 2019 Jan-21 22.0% $204.81 $45.07 (65.0%) 19,888 (65.8%) Feb-21 29.8% $230.39 $68.72 (57.9%) 26,916 (59.0%) Mar-21 37.1% $259.69 $96.32 (50.0%) 39,730 (51.8%) Apr-21 39.9% $249.38 $99.49 (50.7%) 41,275 (50.1%) May-21 48.2% $238.23 $114.94 (44.1%) 49,527 (44.4%) Jun-21 59.8% $238.59 $142.71 (34.4%) 56,734 (35.9%) Jul-21 70.2% $259.43 $182.00 (6.1%) 73,344 (8.0%) Aug-21 63.6% $237.99 $151.37 (18.1%) 62,254 (18.4%) Sep-21 62.4% $251.13 $156.76 (23.5%) 63,287 (23.8%) Oct-21 66.8% $271.03 $180.99 (15.8%) 75,271 (17.9%) Nov-21 60.4% $243.98 $147.25 (14.2%) 60,745 (15.9%) Dec-21 56.4% $281.36 $158.69 (1.2%) 66,811 0.2% Jan-22(2) 41.2% $242.98 $100.15 (22.3%) 44,964 (22.7%) Feb-22(2) 57.9% $283.63 $164.33 0.7% 64,529 (1.8%) 4

OPERATING UPDATE 5 ■ FASTER REBOUND Consumers are “shrugging off” Covid-19 waves more quickly -70% -60% -50% -40% -30% -20% -10% 0% 10% Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 % o f 2 0 1 9 A T o ta l R e v e n u e THIRD WAVE OMICRONDELTA 17 Months 5 Months 2 Months REVENUE RECOVERY ACCELERATING -30% -15% -5% 4% 40% 74% 69% -60% -40% -20% 0% 20% 40% 60% 80% 100% Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 % o f 2 0 1 9 C o m p a ra b le H o te l A d j. E B IT D A ROBUST EBITDA RECOVERY ■ RETURN TO TRAVEL Recovery of corporate travel likely follows return-to-office ■ ENCOURAGING OUTLOOK Group lead generation rapidly returning to pre-pandemic levels. Leisure trends robust RECENT TRENDS & OUTLOOK ■ HOTEL EBITDA RECOVERY Strong quarter-on-quarter growth in recovery of Hotel Adjusted EBITDA ■ HOTEL MARGINS We expect DRH’s stabilized margins will be 200-300bp higher post-pandemic Note: Comparable operating results for our 33-hotel portfolio owned as of February 28, 2022. Note: Comparable operating results for our 33-hotel portfolio owned as of February 28, 2022.

WHY DIAMONDROCK 6

DIAMONDROCK IS POSITIONED FOR OUTSIZED GROWTH 2022-2023 SETUP COMPELLING ROI PIPELINE STRONG/IMPROVING PORTFOLIO MARGIN IMPROVEMENT POTENTIAL POWERFUL CAPITAL RECYCLING 1 2 3 4 5 7 THE LODGE AT SONOMA

2022-2023 POSITIONED FOR OUTSIZED GROWTH

DiamondRock Hospitality

FOUR HOTEL UP-BRANDINGS

- Sonoma Autograph Collection Q3 2021
- The Hythe, The Luxury Collection Q4 2021
- Margaritaville Beach House Q4 2021
- The Clio, The Luxury Collection Q1 2022

IMPROVING GROUP TRENDS

- Strong Expected Growth in 2022 Group Revenue
- City-wide room nights in 2022/2023 in major urban markets expected to see gains versus 2019

RECENT ACQUISITIONS

- Projected to add $20MM+ to 2022E EBITDA
  - *Tranquility Bay Beachfront Resort – Marathon, FL*
  - *Henderson Beach Resort – Destin, FL*
  - *Henderson Park Inn – Destin, FL*
  - *Bourbon Orleans Hotel – New Orleans, LA*

MARGIN IMPROVEMENT POTENTIAL

- 200-300bp of long-term potential



THE HYTHE



TRANQUILITY BAY RESORT

8

PROJECTS RECENTLY COMPLETED OR IN PROCESS PROJECT COST IRR Est Completion $3.6MM 74% Q1 2022 PROJECT COST IRR Completed $9.8MM 25% Jul 2021 PROJECT COST IRR Completed $8.4MM 88% Nov 2021 JW MARRIOTT CHERRY CREEKSONOMA RENAISSANCE VAIL MARRIOTT 9Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple PROJECT COST IRR Completed $3.5MM 82% Nov 2021 SHERATON KEY WEST

ROI PIPELINE: $90MM of ROI Projects at 40%+ IRRs PROPERTY PROJECT ESTIMATED CAPITAL SPEND(1) ESTIMATED INCREMENTAL EBITDA(1) ESTIMATED IRR(2) ESTIMATED COMPLETION LODGE AT SONOMA Autograph Collection Conversion $9.8 $1.4 25% Complete THE HYTHE, LUXURY COLLECTION Luxury Collection Conversion $8.4 $3.4 88% Complete CHARLESTON RENAISSANCE F&B Repositioning $2.1 $0.5 52% Complete MARGARITAVILLE BEACH HOUSE Rebranding $3.5 $1.3 82% Complete EMBASSY SUITES BETHESDA Brand Conversion $3.3 $0.5 28% Complete HOTEL CLIO, LUXURY COLLECTION F&B and Public Space Renovation $2.5 $0.5 42% Q1 2022 Luxury Collection Conversion $3.6 $1.2 74% Q1 2022 Recently Completed / In-Process $33.2 $8.8 59% ORCHARDS INN Resort Repositioning $19.8 $2.6 22% 2022/23 BOSTON HILTON Third Floor Reconfiguration $6.0 $1.0 33% 2022/23 THE LANDING Additional 17 Keys $6.1 $1.2 42% 2023 Total in Planning $31.9 $4.8 28% Active ROI Pipeline $65.1 $13.6 45% Shadow ROI Pipeline $25MM of Capital Spend Estimated 20%+ IRR 101. Estimated Capital Spend and Estimated Incremental EBITDA based upon management proformas 2. Estimated IRRs are calculated assuming a 3-year stabilization period and a 10.0x terminal multiple

IMPROVING GROUP TRENDS

DIAMONDROCK HOSPITALITY

WELL-POSITIONED FOR GROUP RECOVERY

- **ENCOURAGING CITY-WIDE TRENDS**
  Convention centers in major-markets positioned to surpass 2019 room nights
- **GROUPS ARE LOOKING TO MEET**
  Group sales activity for DRH portfolio is ahead of pre-pandemic periods.
  No demand for "hybrid" meetings
- **ROOM NIGHTS**
  Room night leads on pace to nearly match pre-pandemic activity in Q1 2022
- **AVERAGE EVENT SIZE IS *SMALLER*...**
  The average lead in FY2021 was 35% smaller than pre-pandemic periods

  ... BUT GROWING
  According to preliminary Q1 2022 data, average group size is 10-15% smaller than pre-pandemic periods

CITYWIDE CONVENTION ROOM NIGHTS

MARKET	% of 2019A EBITDA	2019	2022E	2023E
BOSTON	15%	349,030	330,296	438,015
CHICAGO	15%	1,141,525	1,189,447	1,106,314
WASHINGTON, DC	6%	387,442	394,486	366,818
SAN DIEGO	4%	732,411	692,376	697,265
PHOENIX	3%	290,541	293,139	289,888
TOTALS[(1)]	**43%**	**2,900,949**	**2,899,744**	**2,898,300**

(1) As of January 31, 2022. Source: Convention & Visitor Bureaus

PORTFOLIO GROUP SALES LEAD ACTIVITY[(2)]

	GENERATED LEADS		ROOM NIGHT LEADS	
PERIOD	(000S)	% OF Q1'20	(MILLIONS)	% OF Q1'20
Q1 2020	11.8	100%	2.9	100%
Q2 2020	4.3	36%	1.0	34%
Q3 2020	4.1	35%	0.7	25%
Q4 2020	4.3	36%	0.7	24%
Q1 2021	8.2	69%	1.2	41%
Q2 2021	11.2	95%	1.7	59%
Q3 2021	12.4	105%	2.1	72%
Q4 2021	12.1	103%	2.0	69%
Q1 2022E	**12.6**	**107%**	**2.7**	**94%**

(2) As of February 15, 2022
(3) Quarterization of January 2022 data
Source: DiamondRock hotel portfolio

220 Median Room Count of DRH Hotel Portfolio

75% 2022 Budgeted Group Rooms On-The-Books in January 2022

11

SOURCES OF LONG-TERM EBITDA GROWTH

DiamondRock Hospitality

$55-75 MILLION OF POTENTIAL INCREMENTAL HOTEL ADJUSTED EBITDA


$400
$380
$360
$340
$320
$300
$280
$260
$240
$220
$200
CAPITAL RECYCLING & EXTERNAL GROWTH
INTERNAL GROWTH
$279MM(1)
($15MM)(2)
$27-30MM(3)
$18-22MM(4)
$19-29MM(5)
$6-12MM(6)
2019 Contribution of Dispositions
Stabilized Contribution of Acquisitions
Upbranding & ROI Pipeline
200-300bp of Stabilized Margin Expansion
RevPAR Index Share Gains
2019A Reported
Dispositions
Acquisitions
ROI Pipeline
Enhanced Margins
Market Share

(1) 2019A reported Hotel Adjusted EBITDA
(2) Contribution to 2019A Hotel Adjusted EBITDA from The Lexington and Frenchman's Reef. These assets were sold in 2021.
(3) Proforma stabilized Hotel Adjusted EBITDA of Henderson Beach Resort, Henderson Park Inn, Bourbon Orleans and Tranquility Bay. These assets were acquired in 2021-2022.
(4) Proforma stabilized Hotel Adjusted EBITDA of Upbranding & ROI pipeline: 2022 Budget vs. 2019A for completed projects and proforma for remainder.
(5) Estimated potential increase to stabilized Hotel Adjusted EBITDA margins for DRH portfolio. Stabilized increase to industry-wide margins estimated to be 0-100bp
(6) RevPAR Index Share gains for select hotels

12

POWERFUL CAPITAL RECYCLING BENEFITS OF TRANSACTIONS ■ RECYCLING CREATES BORROWING BASE COLLATERAL: Recycling disposition proceeds into unencumbered hotels significantly reduces credit facility leverage ■ INCREASED EXPOSURE TO RIGHT-TO- WORK STATES: Nearly 40% of portfolio hotels in RTW markets 13 RECYCLING CREATES $20MM+ INCREMENTAL EBITDA(1) THE LEXINGTON HOTEL ($185MM) FRENCHMAN’S REEF ($35MM) HENDERSON BEACH RESORT ($113MM) BOURBON ORLEANS ($89MM) HENDERSON PARK INN ($28MM) TRANQUILITY BAY BEACHFRONT RESORT ($63MM) ■ ACCRETIVE RECYCLING: Sold $220MM of assets at 5.3% cap rate on 2019 NOI. Recycled into $293MM of hotels & resorts at 8.0% stabilized NOI cap rate ■ REDUCES CAPEX SPENDING: Young physical age and beneficial deal structure materially reduced capex spending (1) 2022E EBITDA of the four acquisitions as compared to projected 2022 EBITDA of the two dispositions. $300MMRECYCLING CAPACITY:

ENHANCING PORTFOLIO QUALITY THROUGH RISK REDUCTION

DiamondRock Hospitality

% SUBJECT TO GROUND LEASES

COMPANY	PERCENT OF ROOMS	TENOR OF THE FIVE SHORTEST LEASES	NO. OF LEASED HOTELS
PEB	37%	35 Years	18 Hotels
HST	29%	21 Years	20 Hotels
PK	26%	18 Years	16 Hotels
PEER AVERAGE	24%	44 Years	11 Hotels
DRH-Prior	23%	51 Years	7 Hotels
DRH-Current	**21%**	**60 Years**	**6 Hotels**
SHO	18%	63 Years	2 Hotels
XHR	11%	78 Years	3 Hotels

BENEFITS OF LOW EXPOSURE

- Strong residual value
- More financial flexibility
- Reduced operating leverage
- Increased earnings transparency

% HURRICANE MARKETS

COMPANY	PERCENT OF ROOMS
XHR	28%
PK	25%
HST	22%
SHO	21%
PEER AVERAGE	21%
DRH-Prior	16%
DRH-Current	**15%**
PEB	10%

BENEFITS OF LOW EXPOSURE

- Lower risk of income disruption
- Long-term sustainability
- Lower operating costs

Note: Hurricane markets defined as exposure to Norfolk, VA, USVI, Puerto Rico, Coastal Georgia and South Carolina, Florida, Houston, TX, and New Orleans, LA

% BRAND MANAGED

COMPANY	PERCENT OF MANAGEMENT CONTRACTS
XHR	86%
HST	84%
PK	81%
SHO	59%
PEER AVERAGE	57%
PEB	25%
DRH-Prior	24%
DRH-Current	**6%**

BENEFITS OF LOW EXPOSURE

- Superior cost management
- Owner-centric cash mgmt.
- Owner-centric capital investment
- Improves asset value
- Improve cash flow multiple

Source: Company filings, Robert W. Baird & Co

Note: DRH Prior is prior to the disposition of Frenchman's Reef and The Lexington Hotel, restricting of the Salt Lake City Marriott ground lease, and the six Marriott-managed hotel converted to franchise agreements.

14

ENHANCING PORTFOLIO QUALITY THROUGH RISK REDUCTION

DiamondRock Hospitality

% BRAND MANAGED

COMPANY	PERCENT OF MANAGEMENT CONTRACTS
XHR	86%
HST	84%
PK	81%
SHO	59%
PEER AVERAGE	57%
PEB	25%
DRH-Prior	24%
DRH-Current	**6%**

BENEFITS OF LOW EXPOSURE

- Superior cost management
- Owner-centric cash mgmt.
- Owner-centric capital investment
- Improves asset value
- Improve cash flow multiple

% SUBJECT TO GROUND LEASES

COMPANY	PERCENT OF ROOMS	TENOR OF THE FIVE SHORTEST LEASES	NO. OF LEASED HOTELS
PEB	37%	35 Years	18 Hotels
HST	29%	21 Years	20 Hotels
PK	26%	18 Years	16 Hotels
PEER AVERAGE	24%	44 Years	11 Hotels
DRH-Prior	23%	51 Years	7 Hotels
DRH-Current	**21%**	**60 Years**	**6 Hotels**
SHO	18%	63 Years	2 Hotels
XHR	11%	78 Years	3 Hotels

BENEFITS OF LOW EXPOSURE

- Strong residual value
- More financial flexibility
- Reduced operating leverage
- Increased earnings transparency

% HURRICANE MARKETS

COMPANY	PERCENT OF ROOMS
XHR	28%
PK	25%
HST	22%
SHO	21%
PEER AVERAGE	21%
DRH-Prior	16%
DRH-Current	**15%**
PEB	10%

BENEFITS OF LOW EXPOSURE

- Lower risk of income disruption
- Long-term sustainability
- Lower operating costs

Note: Hurricane markets defined as exposure to Norfolk, VA, USVI, Puerto Rico, Coastal Georgia and South Carolina, Florida, Houston, TX, and New Orleans, LA

Source: Company filings, Robert W. Baird & Co

Note: DRH Prior is prior to the disposition of Frenchman's Reef and The Lexington Hotel, restructuring of the Salt Lake City Marriott ground lease, and the six Marriott-managed hotels converted to franchise agreements.

15

16 PORTFOLIO

DIAMONDROCK AT A GLANCE 9,452 ROOMS 33 PROPERTIES 23 GEOGRAPHIC MARKETS LOCATION EBITDA LOCATION EBITDA Boston, MA 15% Denver, CO 3% Chicago, IL 15% Phoenix, AZ 3% New York, NY 6% Burlington, VT 3% Ft. Lauderdale, FL 6% Sonoma, CA 2% Washington, D.C. 6% New Orleans, LA 2% Ft. Worth, TX 5% Charleston, SC 2% Key West, FL 5% Huntington Beach, CA 2% San Diego, CA 4% Atlanta, GA 2% Salt Lake City, UT 4% Destin, FL 2% Sausalito, CA 4% Lake Tahoe, CA 1% Vail, CO 4% San Francisco, CA 1% Sedona, AZ 4% DIVERSIFIED GEOGRAPHICAL SOURCES OF EBITDA VARIOUS SOURCES OF REVENUE DIVERSIFIED PORTFOLIO WITH FOCUS ON RESORT AND LIFESTYLE PROPERTIES Urban Lifestyle 39% Luxury Resorts 28% Lifestyle Resorts 33% Q1 Q2 Q3 Q4 ■ Contract/0ther ■ Leisure Transient ■ Business Transient ■ Group NOTE: All operating information is based on 2019 results, pro forma for all acquisitions and dispositions. 17 Urban Gateway, 55% Lifestyle & Resort, 45% Luxury Resorts, 35% Lifestyle Resorts, 31% Urban Lifestyle, 34% % of 2019 Proforma EBITDA

PORTFOLIO: DATA TABLE 18 18 Note: 2021A results used for Henderson Beach Resort, 2019A results used for all other hotels. KEYS REVPAR ($) TREVPAR ($) REVENUE/KEY ($000s) EBITDA/KEY ($000s) % of 2019A EBITDA LUXURY RESORT 930 $281 $489 $179 $48 16% LIFESTYLE RESORT 1,216 $190 $307 $112 $33 14% LIFESTYLE URBAN 1,491 $185 $256 $93 $29 15% RESORT/LIFESTYLE 3,637 $211 $333 $121 $35 45% URBAN GATEWAY 5,815 $176 $240 $88 $27 55% TOTAL 9,452 $189 $276 $101 $30 100% RESORT/LIFESTYLE PREMIUM 20% 39% 38% 30% REVPAR ($) TREVPAR ($) REVENUE/KEY ($000s) EBITDA/KEY ($000s)

PORTFOLIO: OPERATOR AND GUEST MIX DIVERSIFICATION 19 2019 ACTUAL PRO FORMA FOR DISPOSITION AND ACQUISITIONS Corporate - Group, 21% Leisure - Group, 7% Leisure - Transient, 34% Corporate - Transient, 38% Corporate - Group 20% Leisure - Group 7% Leisure - Transient 37% Corporate - Transient 36% 41% LEISURE 59% CORPORATE 44% LEISURE 56% CORPORATE % of Room Nights Note: % of 2019 proforma EBITDA

STRONG RESORT MARKET PRESENCE

DiamondRock Hospitality

OVER 60% OF HOTELS LOCATED IN DESTINATION LEISURE MARKETS

LUXURY RESORT

SAUSALITO, CA

CAVALLO POINT

SEDONA, AZ

L'AUBERGE DE SEDONA

VAIL, CO

THE HYTHE, A LUXURY COLLECTION HOTEL

DESTIN, FL

HENDERSON PARK INN

MARATHON, FL

TRANQUILITY BAY RESORT

DESTIN, FL

HENDERSON BEACH RESORT

LIFESTYLE RESORT

FORT LAUDERDALE, FL

WESTIN FORT LAUDERDALE BEACH RESORT

HUNTINGTON BEACH, CA

KIMPTON SHOREBREAK RESORT

KEY WEST, FL

HAVANA CABANA

KEY WEST, FL

MARGARITAVILLE BEACH HOUSE KEY WEST

LAKE TAHOE, CA

THE LANDING RESORT AND SPA

SEDONA, AZ

ORCHARDS INN

SONOMA, CA

THE LODGE AT SONOMA RESORT

URBAN LIFESTYLE

BURLINGTON, VT

HILTONBURLINGTON LAKE CHAMPLAIN

CHARLESTON, SC

RENAISSANCE CHARLESTON HISTORIC DISTRICT HOTEL

CHICAGO, IL

THE GWEN, A LUXURY COLLECTION HOTEL

DENVER, CO

THE CLIO, A LUXURY COLLECTION HOTEL

JW Marriott will be reflagged as The Clio Q1'22

PHOENIX, AZ

KIMPTON PALOMAR PHOENIX

SAN FRANCISCO, CA

HOTEL EMBLEM

NEW ORLEANS, LA

BOURBON ORLEANS HOTEL

20

HIGH QUALITY PORTFOLIO IN KEY GATEWAY MARKETS NEARLY 40% OF HOTELS LOCATED IN TOP GATEWAY MARKETS ATLANTA, GA ATLANTA MARRIOTT ALPHARETTA BOSTON, MA SALT LAKE CITY, UTNEW YORK, NY FORT WORTH, TXDENVER, CO CHICAGO, IL CHICAGO MARRIOTT MAGNIFICIENT MILE WASHINGTON, DC WASHINGTON, DC SAN DIEGO, CA HILTON BOSTON DOWNTOWN-FANEUIL HALL BOSTON, MA NEW YORK, NY WESTIN BOSTON SEAPORT COURTYARD DENVER DOWNTOWN WESTIN WASHINGTON, D.C. CITY CENTER THE WORTHINGTON NEW YORK, NY WESTIN SAN DIEGO DOWNTOWN COURTYARD MANHATTAN/FIFTH AVENUE COURTYARD MANHATTAN/MIDTOWN EAST HILTON GARDEN TIMES SQUARE CENTRAL SALT LAKE CITY MARRIOTT DOWNTOWN 21 EMBASSY SUITES BY HILTON BETHESDA EFFECTIVE 2/1/2022

22 ESG LEADERSHIP

ISS ESG RANKINGS(2) ISS-ESG CORPORATE RANKING Currently Ranked in Top 1% of all US Real estate companies DiamondRock ranks in the top 5% of the Worldwide Real Estate Sector, earning an ISS ESG Prime designation 3ENVIRONMENTAL 4SOCIAL 1GOVERNANCE GRESB ANNUAL RESULTS 2017 2018 2019 2020 2021 DRH GRESB Score 53 75 81 84 86 Peer Score Average(1) 57 58 69 69 72 Index to Peer Score Average 93% 129% 117% 122% 119% RESPONSIBLE CORPORATE CITIZEN 23